Exhibit 10.1

SEVENTH AMENDMENT TO CREDIT AGREEMENT

THIS SEVENTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of November 14, 2016 and effective as of the Seventh Amendment Effective Date (as hereinafter defined), is made and entered into by and among ISLE OF CAPRI CASINOS, INC., a Delaware corporation (“Borrower”), the Subsidiary Guarantors (together with Borrower, the “Loan Parties”), the Requisite Lenders party hereto (or that have separately consented to this Amendment), and WELLS FARGO BANK, NATIONAL ASSOCIATION (“Administrative Agent”), as one of the Requisite Lenders, Issuing Bank, Swing Line Lender and as the Administrative Agent.

RECITALS

A.                                    Borrower is a party to that certain Credit Agreement dated as of July 26, 2007, as amended by the First Amendment to Credit Agreement, dated as of February 17, 2010, by the Second Amendment to Credit Agreement and Amendments to Loan Documents, dated as of March 25, 2011, by the Third Amendment to Credit Agreement, dated as of November 21, 2012, by the Fourth Amendment to Credit Agreement and Amendments to Loan Documents, dated as of April 19, 2013, by the Fifth Amendment to Credit Agreement, dated as of July 2, 2013, and by the Sixth Amendment to Credit Agreement, dated as of October 29, 2014 (as amended and in effect immediately before giving affect to this Amendment, the “Existing Credit Agreement,” and as amended by this Amendment and as further amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among Borrower, Administrative Agent, and the lenders party thereto from time to time.

B.                                    Borrower has requested that the Requisite Lenders agree to amend the Existing Credit Agreement in the manner set forth in Section 2 herein, subject to, and in accordance with, the terms and conditions set forth herein.

C.                                    The Requisite Lenders are willing to agree to enter into this Amendment, subject to the conditions and on the terms set forth below.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Requisite Lenders, Administrative Agent and the Loan Parties agree as follows:

1.                                      DEFINITIONS.  Except as otherwise expressly provided herein, capitalized terms used in this Amendment shall have the meanings given in the Existing Credit Agreement, and the rules of construction set forth in the Credit Agreement shall apply to this Amendment.

2.                                      AMENDMENT TO CREDIT AGREEMENT.

2.1.                            With effect as of the Seventh Amendment Effective Date, the following definitions are added to Section 1.1 of the Existing Credit Agreement in the appropriate alphabetical order:

“Seventh Amendment” means that certain Seventh Amendment to Credit Agreement, dated as of November 14, 2016 by and among Borrower, the other Loan Parties party thereto, the lenders party thereto and the agents party thereto.

“Seventh Amendment Effective Date” means the date on which the conditions set forth in Section 4 of the Seventh Amendment shall have been satisfied or waived.

2.2.                            From and after the Seventh Amendment Effective Date, Section 7.7(vi) of the Existing Credit Agreement shall be amended and restated in its entirety as follows:

(vi)                              From and after the Fourth Amendment Effective Date, Borrower and its Restricted Subsidiaries may make Asset Sales of (1) the Davenport Gaming Facilities, (2) the Lake Charles Gaming Facilities, and (3) assets having an aggregate fair market value not in excess of $100,000,000; in each case, provided that (x) the consideration received for such assets shall be in an amount at least equal to the fair market value thereof; (y) no less than 75% of the consideration received for such assets shall be in the form of Cash, with the remainder in promissory notes, which notes shall be pledged to Administrative Agent pursuant to the applicable Collateral Documents; and (z) the Net Asset Sale Proceeds of such Asset Sales shall be applied as required by subsection 2.4B(iii)(a); provided, however, that in the case of an Asset Sale of the Davenport Gaming Facilities, any Expansion Capital Expenditures made with respect to the Davenport Gaming Facilities during the period from the Fourth Amendment Effective Date through the date of such Asset Sale shall be subject to the $100,000,000 basket set forth in this subsection 7.7(vi); provided further, however, that in the case of an Asset Sale of the Lake Charles Gaming Facilities, any Expansion Capital Expenditures made with respect to the Lake Charles Gaming Facilities during the period from the Seventh Amendment Effective Date through the date of such Asset Sale shall be subject to the $100,000,000 basket set forth in this subsection 7.7(vi).

3.                                      REPRESENTATIONS AND WARRANTIES.  To induce the Requisite Lenders to agree to this Amendment, Borrower and each of the other Loan Parties represents to the Lenders and the Administrative Agent that as of the date hereof and as of the Seventh Amendment Effective Date:

3.1                               Borrower and each of the other Loan Parties has all power and authority to enter into, execute and deliver this Amendment and to carry out the transactions contemplated by, and to perform its obligations under or in respect of, this Amendment;

3.2                               the execution and delivery of this Amendment and the performance of the obligations of Borrower and each of the other Loan Parties under or in respect of this Amendment have been duly authorized by all necessary action on the part of Borrower and each of the other Loan Parties;

3.3                               the execution and delivery of this Amendment and the performance of the obligations of Borrower and each of the other Loan Parties under or in respect of this

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Amendment do not and will not conflict with or violate (i) any provision of the articles or certificate of incorporation or bylaws (or similar constituent documents) of Borrower or any other Loan Party, (ii) any provision of any law or any governmental rule or regulation (other than any violation of any such law, governmental rule or regulation, or Gaming Law, in each case which could not reasonably be expected to result in a Material Adverse Effect or cause any liability to any Lender), (iii) any order, judgment or decree of any Governmental Authority or arbitrator binding on Borrower or any other Loan Party (other than any violation of any such order, judgment or decree, in each case which could not reasonably be expected to result in a Material Adverse Effect or cause any liability to any Lender), or (iv) any material indenture, material agreement or material instrument to which Borrower or any other Loan Party is a party or by which Borrower or any other Loan Party, or any property of any of them, is bound (other than any such conflict, breach or default which could not reasonably be expected to result in a Material Adverse Effect), and do not and will not require any consent or approval of any Person that has not been obtained;

3.4                               Borrower and each of the other Loan Parties has duly executed and delivered this Amendment, and this Amendment constitutes a legal, valid and binding obligation of Borrower and each of the other Loan Parties, enforceable against Borrower and each of the other Loan Parties in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law);

3.5                               after giving effect to this Amendment, no event has occurred and is continuing or will result from the execution and delivery of this Amendment or the performance by Borrower and the other Loan Parties of their obligations hereunder that would constitute a Potential Event of Default or an Event of Default; and

3.6                               each of the representations and warranties made by Borrower and the other Loan Parties in or pursuant to the Loan Documents, as amended hereby, shall be true and correct in all material respects on and as of the Seventh Amendment Effective Date as if made on and as of such date, except for representations and warranties expressly stated to relate to a specific earlier date, or which by their context relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date.

4.                                      EFFECTIVENESS OF THIS AMENDMENT.  This Amendment shall be effective only if and when:

4.1                               the Administrative Agent shall have received on behalf of the Lenders, this Amendment, duly executed and delivered by the Borrower, the Administrative Agent, the Requisite Lenders (or the duly executed and delivered written consent thereof), and the Subsidiary Guarantors;

4.2                               Borrower and each of the other Loan Parties shall have received all material governmental and third-party approvals and consents (including from Gaming Authorities) required in connection with this Amendment and the transactions contemplated hereby (if any), each of which shall be in form and substance satisfactory to the Administrative Agent and in full

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force and effect, and with respect to which all applicable waiting periods related thereto shall have expired without any action being taken by any applicable authority;

4.3                               each of the representations and warranties contained in Section 3 of this Amendment shall be true and correct in all material respects; and

4.4                               Borrower shall have paid to the Administrative Agent all reasonable expenses incurred by the Administrative Agent in connection with this Amendment, including, to the extent invoiced on or before the Seventh Amendment Effective Date, reimbursement or other payment of all reasonable out-of-pocket expenses required to be reimbursed or paid by Borrower.

This Amendment shall be deemed to be effective on the date (the “Seventh Amendment Effective Date”) on which each of the foregoing conditions are satisfied.

5.                                      ACKNOWLEDGMENTS.  By executing this Amendment, each of the Loan Parties (a) consents to this Amendment and the performance by Borrower and each of the other Loan Parties of their obligations hereunder, (b) acknowledges that notwithstanding the execution and delivery of this Amendment, and except as expressly modified hereby, the obligations of each of the Loan Parties under the Subsidiary Guaranty, the Security Agreement, the Mortgages, the Ship Mortgages and each of the other Loan Documents to which such Loan Party is a party, are not impaired or affected and each of the Subsidiary Guaranty, the Security Agreement, the Mortgages, the Ship Mortgages and each such other Loan Document continues in full force and effect, (c) affirms and ratifies, to the extent it is a party thereto, the Subsidiary Guaranty, the Security Agreement, the Mortgages, the Ship Mortgages and each other Loan Document with respect to all of the Obligations as expanded or amended hereby and (d) reaffirms the security interests, Liens, mortgages and conveyances it has granted to or made in favor of or for the benefit of Administrative Agent under the Collateral Documents and confirms that such security interests, Liens, mortgages and conveyances continue to secure the obligations recited to be secured by the applicable Collateral Documents, after giving effect to this Amendment.

6.                                      MISCELLANEOUS.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5- 1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.  This Amendment may be executed in one or more duplicate counterparts and, subject to the other terms and conditions of this Amendment, when signed by all of the parties listed below shall constitute a single binding agreement.  Delivery of an executed signature page to this Amendment by facsimile transmission or electronic mail shall be as effective as delivery of a manually signed counterpart of this Amendment.  Except as amended hereby, all of the provisions of the Credit Agreement and the other Loan Documents shall remain in full force and effect except that each reference to the “Credit Agreement”, or words of like import in any Loan Document, shall mean and be a reference to the Credit Agreement as amended hereby.  This Amendment shall be deemed a “Loan Document” as defined in the Credit Agreement.  Sections 10.17 and 10.18 of the Credit

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Agreement shall apply to this Amendment and all past and future amendments to the Credit Agreement and other Loan Documents as if expressly set forth herein or therein.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their officers or partners thereunto duly authorized as of the day and year first above written.

ISLE OF CAPRI CASINOS, INC,
a Delaware corporation		IOC- CARUTHERSVILLE, LLC
IOC - BOONVILLE, INC.
By:	/s/ Michael A Hart	IOC - KANSAS CITY, INC.
Name:	Michael A Hart	IOC - LULA, INC.
Title:	SVP Accounting & Treasurer	IOC - NATCHEZ, INC.
IOC BLACK HAWK COUNTY, INC.
IOC HOLDINGS, L.L.C.
ISLE OF CAPRI BETTENDORF, L.C.
ISLE OF CAPRI MARQUETTE, INC.
PPI, INC.
ST. CHARLES GAMING COMPANY, L.L.C.
BLACK HAWK HOLDINGS, L.L.C.
CCSC/BLACKHAWK, INC.
IC HOLDINGS COLORADO, INC.
IOC-BLACK HAWK DISTRIBUTION COMPANY, LLC
ISLE OF CAPRI BLACK HAWK, L.L.C.
IOC-VICKSBURG, INC.
IOC-VICKSBURG, L.L.C.
IOC-CAPE GIRARDEAU LLC

		By:	/s/ Michael A Hart
		Name:	Michael A Hart
		Title:	SVP Accounting & Treasurer

RAINBOW CASINO-VICKSBURG PARTNERSHIP, L.P.

By: IOC-VICKSBURG, INC., its General Partner

		By:	/s/ Michael A Hart
		Name:	Michael A Hart
		Title:	SVP Accounting & Treasurer

[Signature Page to Seventh Amendment to Credit Agreement]

Acknowledged:

WELLS FARGO, NATIONAL ASSOCIATION, as Administrative Agent, Swing Line Lender, Issuing Bank and a Lender

By:	/s/ Duc Dang
Name:	Duc Dang
Title:	Assistant Vice President

[Signature Page to Seventh Amendment to Credit Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Lender

By:	/s/ Robert Hetu
Name:	Robert Hetu
Title:	Authorized Signatory

By:	/s/ Nicholas Gess
Name:	Nicholas Gess
Title:	Authorized Signatory

[Signature Page to Seventh Amendment to Credit Agreement]

U.S. BANK N.A., as Lender

By:	/s/ Chad T. Orrock
Name:	Chad T. Orrock
Title:	Senior Vice President

[Signature Page to Seventh Amendment to Credit Agreement]

CAPITAL ONE N.A., as Lender

By:	/s/ David Maheu
Name:	David Maheu
Title:	SVP

[Signature Page to Seventh Amendment to Credit Agreement]

CIT Bank, N.A, as Lender

By:	/s/ John McNamara
Name:	John McNamara
Title:	Managing Director

[Signature Page to Seventh Amendment to Credit Agreement]